UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 6, 2006

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PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE	0-15491	22-2562955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of principal executive offices) (Zip Code)

954-316-9008

(Registrant’s telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

On September 6, 2006, Parlux Fragrances, Inc. (the “Company”) entered into an exclusive agreement engaging GLMAC to assist in the sale of certain non-core product lines.

GLMAC was the intermediary for the letter of intent to sell the PERRY ELLIS fragrance business. GLMAC’s Managing Director, Lucien Lallouz, has provided valuable assistance to Parlux in the past in securing the GUESS?, Paris Hilton and  Maria Sharapova licenses.

The agreement and the press release announcing its signing are attached to this current report on Form 8-K and are incorporated herein by reference.

ITEM 9.01

Financial Statements and Exhibits

Exhibit No.	Description
99.1	Agreement, dated September 6, 2006, between the Company and GLMAC (furnished herewith)
99.2	Press release dated September 6, 2006 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 11, 2006

PARLUX FRAGRANCES, INC.
By:	/s/ FRANK A. BUTTACAVOLI
Frank A. Buttacavoli,
Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Agreement, dated September 6, 2006, between the Company and GLMAC (furnished herewith)
99.2	Press release dated September 6, 2006 (furnished herewith)